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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                November 2, 2001
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                Date of Report (Date of earliest event reported)


                             ADVANCED LUMITECH, INC.
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               (Exact name of registrant as specified in charter)


         Nevada                      033-55254-27               87-0438637
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification Number)


                           200 Linden St., Suite H224
                               Wellesley, MA 02482
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              (Address of principal executive offices and zip code)

                                 (508) 749-1047
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              (Registrant's telephone number, including area code)

                       1601 Trapelo Rd., Waltham, MA 02451
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          (Former name or former address, if changed since last report)

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                                     ITEM 1.

                        CHANGES IN CONTROL OF REGISTRANT

         Effective November 2, 2001, David J. Geffen acquired 30,000,000 shares of the Common Stock, $.001 par value, of Advanced Lumitech, Inc. (the "Company") for an aggregate purchase price of $300,000. In connection with this transaction, Mr. Geffen also acquired a warrant exercisable until March 31, 2002 to purchase 21,000,000 additional shares of the Company's Common Stock at a purchase price of $.0143 per share. Mr. Geffen has indicated to the Company that he used his personal funds to acquire the Company's Common Stock. As a result of these transactions, Mr. Geffen is the beneficial owner of 73.7% of the Company's outstanding securities.

         There are no arrangements known to the Company the operation of which may at a future date result in an additional change in control of the Company.



                                     ITEM 7.

       Financial Statements, Pro Forma Financial Information and Exhibits.


     The following exhibits are filed with this Current Report on Form 8-K.

     EXHIBIT NO.                  DESCRIPTION

          10.1                    Stock Purchase Warrant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ADVANCED LUMITECH, INC.



Date:   November 15,  2001                         By: /s/ Patrick Planche
                                                      --------------------------
                                                      Patrick Planche, President
                                                      and Treasurer




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